UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 19, 2022 (September 15, 2022)

Corebridge Financial, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-41504	95-4715639
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2919 Allen Parkway, Woodson Tower, Houston, Texas	77019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 1-877-375-2422

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock	CRBG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03.          Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 15, 2022, Corebridge Financial, Inc. (the “Company”) borrowed an aggregate principal amount of $1.5 billion under the senior unsecured delayed draw term loan facility that matures on February 25, 2025 (the “Three-Year DDTL Facility”). The Three-Year DDTL Facility is described in the Company’s registration statement on Form S-1, as amended (File No. 333-263898) (the “Registration Statement”). Any commitments under the DDTL Facilities in excess of the amounts borrowed were terminated in accordance with the terms of the Term Loan Agreement (as defined below).

The Three-Year DDTL Facility is governed by the Three-Year Delayed Draw Term Loan Agreement, dated as of February 25, 2022 (as amended, the “Term Loan Agreement”), by and among the Company, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent. The description of the Term Loan Agreement was previously reported in the Registration Statement under “Recapitalization.” The description of the Term Loan Agreement is qualified in its entirety by reference to the full text of the Term Loan Agreement and the Amendment Letter to Lenders Party to the Term Loan Agreement, which are filed as Exhibits 10.1 and 10.2 hereto, respectively, and are incorporated by reference herein.

The Company used approximately $900 million of the proceeds from the borrowings under the Three-Year DDTL Facility to repay the remainder of the short-term intercompany note owed by the Company to American International Group, Inc. with the balance retained by the Company as part of its liquidity pool.

Item 9.01.          Financial Statements and Exhibits

(d)     Exhibits

Exhibit No.	Description

10.1
Three-Year Delayed Draw Term Loan Agreement, dated as of February 25, 2022, among Corebridge Financial, Inc., as borrower, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent, incorporated by reference to Exhibit 10.19 to the Company’s Registration Statement on Form S-1, as amended (File No. 333-263898).

10.2	Amendment Letter to Lenders Party to the Three-Year Delayed Draw Term Loan Agreement, dated as of May 11, 2022, among Corebridge Financial, Inc. the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent, incorporated by reference to Exhibit 10.20 to the Company’s Registration Statement on Form S-1, as amended (File No. 333-263898).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corebridge Financial, Inc.

By:	/s/ Christina Banthin
Name:	Christina Banthin
Title:	Chief Corporate Counsel and Corporate Secretary

Date: September 19, 2022